UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 30, 1998
                Date of Report (Date of earliest event reported)


                             C&D TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                1-9389             13-3314599
       (State or other          Commission File      (I.R.S. Employer
       jurisdiction of               Number          Identification
       incorporation                                    Number)
       or organization)



             1400 Union Meeting Road, Blue Bell, Pennsylvania 19422
                    (Address of Principal Executive Offices)



                                 (215) 619-2700
              (Registrant's telephone number, including area code)



                                 Not Applicable
         (Former name or former address, if changed since last report.)




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Item 5.   Other Events

     On June 30, 1998, the registrant's Restated Certificate of Incorporation was amended to provide that the total number of shares of capital stock that may be issued by the registrant is 75,000,000 shares of common stock, par value $.01 per share ("Common Stock"). Immediately thereafter, the registrant filed a Restated Certificate of Incorporation which restated and integrated but did not further amend the provisions of the registrant's Certificate of Incorporation.

     On June 30, 1998, the registrant also declared a two for one stock split effected in the form of a 100% stock dividend.


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Item 7.  Financial Statements and Exhibits.

(c)        The following  documents are  furnished  as Exhibits  to this Current
                Report on Form 8-K  pursuant to Item 601 of  Regulation S-K:

           3.1 Amendment to Certificate of Incorporation
               (filed herewith)

           3.2 Restated Certificate of Incorporation
               (filed herewith)


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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               C&D TECHNOLOGIES, INC.



Date:  June 30, 1998
                              /s/ STEPHEN E. MARKERT, JR.
                              Stephen E. Markert, Jr.
                              Vice President-Finance and Chief
                              Financial Officer


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                                                                 Exhibit 3.1

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             C&D TECHNOLOGIES, INC.


          The undersigned corporation, in order to amend its Certificate of Incorporation, hereby certifies as follows:

          1. The name of the corporation is C&D TECHNOLOGIES, INC.

          2. The corporation hereby amends Paragraph FOURTH of its Certificate of Incorporation, relating to the authorized capital stock of the corporation, to read, in its entirety, as follows:

                  FOURTH:  The total number of shares of
                  capital stock that may be issued by the
                  Corporation is 75,000,000 shares of Common
                  Stock, par value $.01 per share.

          3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the amendment effected herein was adopted and declared advisable by the Board of Directors and was thereafter adopted by the affirmative vote of the holders of a majority of the outstanding stock of each class of the Corporation entitled to vote thereon at a meeting called and held upon notice as provided in
Section 222 of such law.



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          IN WITNESS  WHEREOF,  we  hereunto  sign our names and affirm that the statements made herein are true under the penalties of perjury, this 30th day of June, 1998.


                                       /s/ ALFRED WEBER
                                       Alfred Weber
                                       Chairman, Chief Executive
                                       Officer and President

ATTESTED AND ACKNOWLEDGED:


/s/ GLENN M. FEIT
Glenn M. Feit
Secretary


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                                                                 Exhibit 3.2

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             C&D TECHNOLOGIES, INC.

                 ----------------------------------------------


C&D TECHNOLOGIES, INC. (the "Corporation") was originally incorporated under the name CHARTER POWER SYSTEMS, INC., and the date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is November 18, 1985. The Restatement of the Certificate of Incorporation herein certified has been duly adopted by the Board of Directors in accordance with the provisions of Section 245 of the General
Corporation Law of the State of Delaware. This Restated Certificate of Incorporation restates and integrates but does not further amend the provisions of the Corporation's Certificate of Incorporation and there is no discrepancy between those provisions and the provisions of this Restated Certificate.

The Certificate of Incorporation of the Corporation is hereby restated to be in its entirety as follows:

          FIRST: The name of the Corporation is C&D TECHNOLOGIES, INC.

          SECOND: The registered office of the Corporation is located at 1013 Centre Road, Wilmington, New Castle County, Delaware 19805, in the State of Delaware. The name of the registered agent at that address is CSC - The United States Corporation Company.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a Corporation may be organized under the General Corporation Law of the State of Delaware. Without limiting in any manner the scope and generality of the foregoing, it is hereby provided that the Corporation shall have the power to do all and everything necessary suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers of which a corporation may be organized under the General Corporation Law of the State of Delaware, either alone or in association with other corporations, firms or individuals, and to do every other act or acts, thing or things incidental or appurtenant to or growing out of or connected with the Corporation's business or powers or any part or parts thereof, provided the same be not inconsistent with said General Corporation Law; and it shall have the power to conduct and carry on its business,


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or any part thereof, and to have one or more offices, and to exercise any or all of its corporate powers and rights, in the State of Delaware, and in the various other states, territories, colonies and dependencies of the United States, in the District of Columbia, and in all or any foreign countries.

          FOURTH: The total number of shares of capital stock that may be issued by the Corporation is 75,000,000 shares of common stock, par value $.01 per share.

          FIFTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and its directors and stockholders:

          1. The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

          2. The Board of Directors shall have power, without the assent or vote of the stockholders:

               (a) to make, alter, amend, change,  add or repeal the  by-laws of the Corporation; to fix and vary the amount to be reserved for any proper purpose to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; to declare dividends; and to fix the record date and the date for the payment of any dividends; and

               (b) to determine from time to time whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.

          3. The directors in their discretion may submit any contract or act for approval or ratification by the written consent of the stockholders, at any annual meeting of the stockholders or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or ratified by the written consent or vote of the holders of a majority of the stock of the Corporation (which in the case of a meeting is represented in person or by proxy at such meeting, provided a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the corporation, whether or not the contract or act would otherwise be open to legal attack because of the directors' interest, or for any other reason.



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          4.   In  addition to the  powers and  authorities  hereinbefore  or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders; PROVIDED, HOWEVER, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-laws had not been made.

          SIXTH: The corporation shall, to the full extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

          SEVENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or any creditor or stockholders thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and the said reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors and/or on all the stockholders or class of stockholders of the Corporation, as the case may be, and also on the Corporation.

          EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.




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          IN WITNESS  WHEREOF,  we  hereunto  sign our names and affirm that the statements made herein are true under the penalties of perjury, this 30th day of June, 1998.



                                      /s/ ALFRED WEBER
                                      Alfred Weber
                                      Chairman, Chief Executive
                                      Officer and President

ATTESTED AND ACKNOWLEDGED:


/s/ GLENN M. FEIT
Glenn M. Feit
Secretary


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